===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 5, 2005


                           United Parcel Service, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                      001-15451                   58-2480149
     --------                      ---------                   ----------
 (State or other                  (Commission                (IRS Employer
   jurisdiction                  File Number)            Identification Number)
of incorporation)


         55 Glenlake Parkway, N.E.
              Atlanta, Georgia                                    30328
              ----------------                                    -----
  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 7.01 REGULATION FD DISCLOSURE.

Beginning with our fiscal year that commenced on January 1, 2005, we have changed our reporting segments to reflect recent changes in our business. Prior to this change, our reporting segments were U.S. Domestic Package, International Package and Non-package. Our reporting segments now are U.S. Domestic Package, International Package and Supply Chain Solutions. The revised segment information sets forth our restated consolidated financial information by segment for each of the years in the four-year period ended December 31, 2004, corresponding to our change in reporting segments. This change does not affect our consolidated revenue, operating profit, net income or cash flows.

U.S. domestic package operations include the time-definite delivery of letters, documents, and packages throughout the United States. The domestic portion of the former excess value package insurance business has been discontinued and replaced by a declared value product that is managed as part of this segment. Consequently, the revenue and expenses in prior periods associated with the domestic portion of the former excess value package insurance business have been moved to the U.S. Domestic Package segment for comparative purposes. In addition, intersegment operating profit previously included in the results of our former Non-package segment has been eliminated within the U.S. domestic package segment.

International package operations include the time-definite delivery of letters, documents, and packages to more than 200 countries and territories worldwide, including shipments wholly outside the U.S., as well as shipments with either origin or destination outside the U.S. Our international package reporting segment includes the operations of our Europe, Asia-Pacific, and Americas regions. The international portion of the former excess value package insurance business has been discontinued and replaced by a declared value product that is managed as part of this segment. Consequently, the revenue and expenses in prior periods associated with the international portion of the former excess value package insurance business have been moved to the International Package segment for comparative purposes.

Supply Chain Solutions includes our freight services and logistics operations and other aggregated business units. Our freight services and logistics operations are comprised of our former UPS Freight Services and UPS Logistics Group, including the operations acquired with the purchase of Menlo Worldwide Forwarding. Freight services and logistics includes supply chain design and management, freight distribution and customs brokerage services. Other aggregated business units within this segment include Mail Boxes, Etc. (the franchisor of Mail Boxes, Etc. and The UPS Store), UPS Capital, mail, consulting and professional services.

The revised segment information was posted on the investor relations page of our website located at www.shareholder.com/ups on April 5, 2005 to provide historical data in a format consistent with how we anticipate reporting first quarter 2005 operating results later in April.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED PARCEL SERVICE, INC.



Date: April 5, 2005                      By:  /s/ D. Scott Davis
                                             ----------------------------------
                                             Name: D. Scott Davis
                                             Title: Senior Vice President,
                                                    Treasurer and Chief
                                                    Financial Officer